                                                                    EXHIBIT 99.4

                      ANNUAL CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the Distribution for the time period January 1, 2002 through December 31, 2002 is set forth below.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 supplement.

A. Information Regarding the Current Annual Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

     1  The amount of the current annual distribution in respect of
        Class A Annual Principal                                                                     $                0.00
                                                                                                     ---------------------

     2  The amount of the current annual distribution in respect of
        Class B Annual Principal                                                                     $                0.00
                                                                                                     ---------------------

     3  The amount of the current annual distribution in respect of
        Collateral Annual Principal                                                                  $                0.00
                                                                                                     ---------------------

     4  The amount of the current annual distribution in respect of
        Class A Annual Interest                                                                      $               18.42
                                                                                                     ---------------------

     5  The amount of the current annual distribution in respect of
        Class A Additional Interest                                                                  $                0.00
                                                                                                     ---------------------

     6  The amount of the current annual distribution in respect of
        Class B Annual Interest                                                                      $               21.91
                                                                                                     ---------------------

     7  The amount of the current annual distribution in respect of
        Class B Additional Interest                                                                  $                0.00
                                                                                                     ---------------------

     8  The amount of the current annual distribution in respect of
        Collateral Minimum Annual Interest                                                           $               26.76
                                                                                                     ---------------------

     9  The amount of the current annual distribution in respect of
        any accrued and unpaid Collateral Minimum Annual Interest                                    $                0.00
                                                                                                     ---------------------

B. Information Regarding the Performance of the Trust

     1  Collection of Principal Receivables

        (a) Available Principal Collections                                                          $      822,400,180.58
                                                                                                     ---------------------

        (b) Class A Investor Default Amount treated as Available Principal Collection                $       19,015,159.21
                                                                                                     ---------------------

        (c) Class B Investor Default Amount treated as Available Principal Collection                $        1,303,896.63
                                                                                                     ---------------------

        (d) Excess Spread treated as Available Principal Collection                                  $        1,412,554.68
                                                                                                     ---------------------

     2  Principal Receivables in the Trust

        (a) The aggregate amount of Principal Receivables in the Trust
            as of the end of the day on the last day of the related Annual Period                    $    1,714,019,950.13
                                                                                                     ---------------------

        (b) The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2002-1 as of the end of the day on the last
            day of the related Annual Period                                                         $      438,969,671.65
                                                                                                     ---------------------

        (c) The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2002-1 as of the end of the day
            on the last day of the related Annual Period                                             $      438,969,671.65
                                                                                                     ---------------------

        (d) The amount of Principal Receivables in the Trust represented by the
            Class A Invested Amount as of the end of the day on the last
            day of the related Annual Period                                                         $      384,098,462.69
                                                                                                     ---------------------

        (e) The amount of Principal Receivables in the Trust represented by the
            Class A Adjusted Invested Amount as of the end of the day on the last
            day of the related Annual Period                                                         $      384,098,462.69
                                                                                                     ---------------------

        (f) The amount of Principal Receivables in the Trust represented by the
            Class B Invested Amount as of the end of the day on the last
            day of the related Annual Period                                                         $       26,338,180.30
                                                                                                     ---------------------

        (g) The amount of Principal Receivables in the Trust represented by the
            Class B Adjusted Invested Amount as of the end of the day on the last
            day of the related Annual Period                                                         $       26,338,180.30
                                                                                                     ---------------------

        (h) The amount of Principal Receivables in the Trust represented by the
            Collateral Invested Amount as of the end of the day on the last
            day of the related Annual Period                                                         $       28,533,028.66
                                                                                                     ---------------------

        (i) The amount of Principal Receivables in the Trust represented by the
            Collateral Adjusted Invested Amount as of the end of the day on the last
            day of the related Annual Period                                                         $       28,533,028.66
                                                                                                     ---------------------

        (j) The Floating Allocation Percentage with respect to the
            related Annual Period                                                                                    25.26%
                                                                                                     ---------------------

        (k) The Class A Floating Percentage with respect to the
            related Annual Period                                                                                    87.50%
                                                                                                     ---------------------

        (l) The Class B Floating Percentage with respect to the
            related Annual Period                                                                                     6.00%
                                                                                                     ---------------------

        (m) The Collateral Floating Percentage with respect to the
            related Annual Period                                                                                     6.50%
                                                                                                     ---------------------

        (n) The Principal Allocation Percentage with respect to the
            related Annual Period                                                                                    25.26%
                                                                                                     ---------------------

        (o) The Class A Principal Percentage with respect to the
            related Annual Period                                                                                    87.50%
                                                                                                     ---------------------

        (p) The Class B Principal Percentage with respect to the
            related Annual Period                                                                                     6.00%
                                                                                                     ---------------------

        (q) The Collateral Principal Percentage with respect to the
            related Annual Period                                                                                     6.50%
                                                                                                     ---------------------

     3  Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual Period:

                                   Aggregate         Percentage
                                    Account           of Total
                                    Balance          Receivables
                              -------------------   ------------
     (a)     30 -- 59 days:   $     26,433,115.57           1.54%
     (b)     60 -- 89 days:   $     15,977,609.43           0.93%
     (c)     90+ days:        $     12,544,568.29           0.73%
                              -------------------   ------------
             Total:           $     54,955,293.29           3.21%
                              ===================   ============

     4  Investor Default Amount

        (a) The Investor Default Amount for the related Annual Period                                $       21,731,610.51
                                                                                                     ---------------------

        (b) The Class A Investor Default Amount for the related Annual Period                        $       19,015,159.21
                                                                                                     ---------------------

        (c) The Class B Investor Default Amount for the related Annual Period                        $        1,303,896.63
                                                                                                     ---------------------

        (d) The Collateral Default Amount for the related Annual Period                              $        1,412,554.68
                                                                                                     ---------------------

     5  Investor Charge-Offs

        (a) The aggregate amount of Class A Investor Charge-Offs
            for the related Annual Period                                                            $                0.00
                                                                                                     ---------------------

        (b) The aggregate amount of Class A Investor Charge-Offs set forth
            in 5(a) above per $1,000 of original certificate principal amount                        $                0.00
                                                                                                     ---------------------

        (c) The aggregate amount of Class B Investor Charge-Offs
            for the related Annual Period                                                            $                0.00
                                                                                                     ---------------------

        (d) The aggregate amount of Class B Investor Charge-Offs
            set forth in 5(c) above per $1,000 of original certificate principal amount              $                0.00
                                                                                                     ---------------------

        (e) The aggregate amount of Collateral Charge-Offs
            for the related Annual Period                                                            $                0.00
                                                                                                     ---------------------

        (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
            $1,000 of original certificate principal amount                                          $                0.00
                                                                                                     ---------------------

        (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on
            the Transfer Date immediately preceding this Distribution Date                           $                0.00
                                                                                                     ---------------------

        (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate
            principal amount reimbursed on the Transfer Date
            immediately preceding this Distribution Date                                             $                0.00
                                                                                                     ---------------------

        (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on the
            Transfer Date immediately preceding this Distribution Date                               $                0.00
                                                                                                     ---------------------

        (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate
            principal amount reimbursed on the Transfer Date
            immediately preceding this Distribution Date                                             $                0.00
                                                                                                     ---------------------

        (k) The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date
            immediately preceding this Distribution Date                                             $                0.00
                                                                                                     ---------------------

        (l) The aggregate amount of Collateral Charge-Offs set forth in
            5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately
            preceding Distribution Date                                                              $                0.00
                                                                                                     ---------------------

     6  Investor Servicing Fee

        (a) The amount of the Class A Servicing Fee payable by the Trust to the Servicer
            for the related Annual Period                                                            $        3,419,184.40
                                                                                                     ---------------------

        (b) The amount of the Class B Servicing Fee payable by the Trust to the Servicer
            for the related Annual Period                                                            $          234,458.00
                                                                                                     ---------------------

        (c) The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
            for the related Annual Period                                                            $          253,996.34
                                                                                                     ---------------------

        (d) The amount of Servicer Interchange payable by the Trust to the Servicer
            for the related Annual Period                                                            $        3,907,638.74
                                                                                                     ---------------------

     7  Reallocations

        (a) The amount of Reallocated Collateral Principal Collections
            with respect to this Distribution Date                                                   $                0.00
                                                                                                     ---------------------

        (b) The amount of Reallocated Class B Principal Collections
            with respect to this Distribution Date                                                   $                0.00
                                                                                                     ---------------------

        (c) The Collateral Invested Amount as of the close of business
            on this Distribution Date                                                                $       27,625,000.00
                                                                                                     ---------------------

        (d) The Collateral Adjusted Invested Amount as of the close of
            business on this Distribution Date                                                       $       27,625,000.00
                                                                                                     ---------------------

        (e) The Class B Invested Amount as of the close of business
            on this Distribution Date                                                                $       25,500,000.00
                                                                                                     ---------------------

        (f) The Class B Adjusted Invested Amount as of the close of business
            on this Distribution Date                                                                $       25,500,000.00
                                                                                                     ---------------------

        (g) The Class A Invested Amount as of the close of business
            on this Distribution Date                                                                $      371,875,000.00
                                                                                                     ---------------------

        (h) The Class A Adjusted Invested Amount as of the close of business
            on this Distribution Date                                                                $      371,875,000.00
                                                                                                     ---------------------

     8  Collection of Finance Charge Receivables

        (a) The aggregate amount of Collections of Finance Charge
            Receivables and Annual Membership Fees processed during the related Annual Period which were allocated in respect of the
            Class A Certificates                                                                     $       51,691,862.00
                                                                                                     ---------------------

        (b) The aggregate amount of Collections of Finance Charge
            Receivables and Annual Membership Fees processed during the related Annual Period which were allocated in respect of the
            Class B Certificates                                                                     $        3,544,584.84
                                                                                                     ---------------------

        (c) The aggregate amount of Collections of Finance Charge
            Receivables and Annual Membership Fees processed during the related Annual Period which were allocated in respect of the
            Collateral Interest                                                                      $        3,839,966.89
                                                                                                     ---------------------

     9  Principal Funding Account

        (a) The principal amount on deposit in the Principal Funding Account
            on the related Transfer Date                                                             $                0.00
                                                                                                     ---------------------

        (b) The Accumulation Shortfall with respect to the related Annual Period                     $                0.00
                                                                                                     ---------------------

        (c) The Principal Funding Investment Proceeds deposited in the Finance Charge
            Account on the related Transfer Date to be treated as Class A Available Funds            $                0.00
                                                                                                     ---------------------

        (d) The Principal Funding Investment Proceeds deposited in the Finance Charge
            Account on the related Transfer date to be treated as Class B Available Funds            $                0.00
                                                                                                     ---------------------

     10 Reserve Account

        (a) The Reserve Draw Amount on the related Transfer Date                                     $                0.00
                                                                                                     ---------------------

        (b) The amount of the Reserve Draw Amount deposited in the Collection
            Account on the related Transfer Date to be treated as Class A Available Funds            $                0.00
                                                                                                     ---------------------

        (c) The amount of the Reserve Draw Account deposited in the Collection
            Account on the related Transfer Date to be treated as Class B Available Funds            $                0.00
                                                                                                     ---------------------

        (d) The amount of any Reserve Account Surplus                                                $                0.00
                                                                                                     ---------------------

     11 Available Funds

        (a) The amount of Class A Available Funds on deposit in the Collection
            Account on the related Transfer Date                                                     $        6,849,816.35
                                                                                                     ---------------------

        (b) The amount of Class B Available Funds on deposit in the Collection
            Account on the related Transfer Date                                                     $          558,696.68
                                                                                                     ---------------------

        (c) The amount of Collateral Available Funds on deposit in the Collection
            Account on the related Transfer Date                                                     $          739,159.26
                                                                                                     ---------------------

        (d) Available Principal Collections on deposit in the Collection Account
            on the related Transfer Date                                                             $                0.00
                                                                                                     ---------------------

     12 Excess Spread and Excess Finance Charge Collections

        (a) Excess Finance Charge Collection                                                         $                0.00
                                                                                                     ---------------------

        (b) Class A Available Funds
                 minus Class A Annual Interest
                 minus Class A Servicing Fee
                 minus Class A Defaulted Amount                                                      $       22,407,702.05
                                                                                                     ---------------------

            Class B Available Funds
                 minus Class B Annual Interest
                 minus Class B Servicing Fee
                 minus Class B Defaulted Amount                                                      $        1,447,533.52
                                                                                                     ---------------------

            Collateral Available Funds                                                               $        3,839,966.89
                                                                                                     ---------------------

        (c) Excess Spread applied to the Class A Required Amount
            for the Annual Period                                                                    $                0.00
                                                                                                     ---------------------

        (d) Excess Spread applied to the Class A Investor Charge-Offs for the
            related Annual Period                                                                    $                0.00
                                                                                                     ---------------------

        (e) Excess Spread applied to the Class B Required
            Amount for the related Annual Period                                                     $                0.00
                                                                                                     ---------------------

        (f) Excess Spread applied to the Class B Default Amount for the related Annual Period        $                0.00
                                                                                                     ---------------------

        (g) Excess Spread applied to the Class B Invested Amount for the related Annual Period       $                0.00
                                                                                                     ---------------------

        (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related
            Annual Period and for any past due Collateral Minimum Annual Interest                    $          739,159.26
                                                                                                     ---------------------

        (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer
            for the related Annual Period or for any past due Collateral Servicing Fees              $          253,996.34
                                                                                                     ---------------------

        (j) Excess Spread applied to the Collateral Default Amount as Available Principal
            Collections for the related Annual Period                                                $        1,412,554.68
                                                                                                     ---------------------

        (k) Excess Spread applied to the Collateral Invested Amount for the related
            Annual Period                                                                            $                0.00
                                                                                                     ---------------------

        (l) Excess Spread applied to the Reserve Account for the related Annual Period               $                0.00
                                                                                                     ---------------------

     13 Finance Charge Shortfall

        (a) Finance Charge Shortfall for Series 2002-1                                               $                0.00
                                                                                                     ---------------------

        (b) Total Finance Charge Shortfall for all series in Group One                               $                0.00
                                                                                                     ---------------------

     14 Base Rate

        (a) The Base Rate for the related Annual Period                                                               2.97%
                                                                                                     ---------------------

     15 Portfolio Yield

        (a) The Portfolio Yield for the related Annual Period                                                         9.60%
                                                                                                     ---------------------

        (b) The Portfolio Adjusted Yield for the related Annual Period                                                 N/A
                                                                                                     ---------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of March, 2003.

                             NATIONAL CITY BANK,
                             as Seller and Servicer

                        By:           /s/ Thomas A. Chandler
                                     ------------------------------------
                             Name:   Thomas A. Chandler
                             Title:  Senior Vice President - Credit Card Finance